Taxation	12 Months Ended
Jun. 30, 2020
Income Taxes [Abstract]
Taxation
7. Taxation

Accounting policies

Current tax is based on taxable profit for the year. Taxable profit is different from accounting profit due to temporary differences between accounting and tax treatments, and due to items that are never taxable or tax deductible. Tax benefits are not recognised unless it is probable that the tax positions are sustainable. Once considered to be probable, tax benefits are reviewed each year to assess whether a provision should be taken against full recognition of the benefit on the basis of potential settlement through negotiation and/or litigation. Tax provisions are included in current liabilities. Penalties and interest on tax liabilities are included in operating profit and finance charges, respectively.

Full provision for deferred tax is made for temporary differences between the carrying value of assets and liabilities for financial reporting purposes and their value for tax purposes. The amount of deferred tax reflects the expected recoverable amount and is based on the expected manner of recovery or settlement of the carrying amount of assets and liabilities, using the basis of taxation enacted or substantively enacted by the balance sheet date. Deferred tax assets are not recognised where it is more likely than not that the assets will not be realised in the future. No deferred tax liability is provided in respect of any future remittance of earnings of foreign subsidiaries where the group is able to control the remittance of earnings and it is probable that such earnings will not be remitted in the foreseeable future, or where no liability would arise on the remittance.

Critical accounting estimates and judgements

The group is required to estimate the corporate tax in each of the many jurisdictions in which it operates. Management is required to estimate the amount that should be recognised as a tax liability or tax asset in many countries which are subject to tax audits which by their nature are often complex and can take several years to resolve; current tax balances are based on such estimations. Tax provisions are based on management’s judgement and interpretation of country specific tax law and the likelihood of settlement. However, the actual tax liabilities could differ from the provision and in such event the group would be required to make an adjustment in a subsequent period which could have a material impact on the group’s profit for the year.

The evaluation of deferred tax asset recoverability requires estimates to be made regarding the availability of future taxable income. For brands with an indefinite life, management’s primary intention is to recover the book value through a potential sale in the future, and therefore the deferred tax on the brand value is generally recognised using the appropriate country capital gains tax rate. To the extent brands with an indefinite life have been impaired, management considers this to be an indication of recovery through use and in such a case deferred tax on the brand value is recognised using the appropriate country corporate income tax rate.

(a) Analysis of taxation charge for the year

	United Kingdom			Rest of world			Total
	2020 £ million	2019 £ million	2018 £ million	2020 £ million	2019 £ million	2018 £ million	2020 £ million	2019 £ million	2018 £ million
Current tax
Current year	108	150	131	589	713	503	697	863	634
Adjustments in respect of prior years	6	(3)	71	(25)	52	(2)	(19)	49	69
	114	147	202	564	765	501	678	912	703
Deferred tax
Origination and reversal of temporary differences	24	29	40	(143)	(19)	127	(119)	10	167
Changes in tax rates	6	(2)	(11)	39	(52)	(360)	45	(54)	(371)
Adjustments in respect of prior years	—	5	95	(15)	25	2	(15)	30	97
	30	32	124	(119)	(46)	(231)	(89)	(14)	(107)
Taxation on profit	144	179	326	445	719	270	589	898	596

(b) Exceptional tax (credits)/charges

The taxation charge includes the following exceptional items:

	2020 £ million	2019 £ million	2018 £ million
Brand and tangible asset impairment(i)	(165)	—	(13)
Substitution drawback	20	—	—
Obsolete inventories	(7)	—	—
Other items	(2)	—	—
French tax audit settlement(ii)	—	61	—
Tax rate change in the Netherlands(iii)	—	(51)	—
Sale of businesses and brands	—	33	—
Guaranteed minimum pension equalisation	—	(4)	—
US tax reform(iv)	—	—	(354)
UK transfer pricing settlement(v)	—	—	143
UK industrial building allowance	—	—	21
	(154)	39	(203)

(i)
Exceptional tax credit of £165 million consists of the impairment of the Windsor and USL brands of £105 million and £25 million, respectively, exceptional tax credits in respect of fixed assets impairments in Nigeria and Ethiopia of £25 million and £10 million, respectively.

(ii) As disclosed in the 2019 Annual Report, in July 2019 Diageo reached a resolution with the French tax authorities on the treatment of interest costs for all open periods which resulted in a total exceptional charge of  €100 million (£88 million), comprising a tax charge of €69 million (£61 million), penalties of  €21 million (£18 million) and interest of €10 million (£9 million). This brought to a close all open issues with the French tax authorities for periods up to and including 30 June 2017.

(iii)
During the year ended 30 June 2019 the Dutch Senate agreed to a phased reduction in the Dutch corporate tax rate which is effective from 1 January 2020. An exceptional tax credit of £51 million principally arose from remeasuring the deferred tax liabilities in respect of the Ketel One vodka distribution rights from a then anticipated tax rate of 25% to 20.5%. The Dutch Senate subsequently agreed in a tax rate of 21.7% on 19 December 2019. The remeasurement of deferred tax liabilities in the year ended 30 June 2020 was recognised as a current tax charge.

(iv) The exceptional tax credit of £354 million ($478 million) resulted from applying the Tax Cuts and Jobs Act (TCJA), enacted on 22 December 2017, in the United States. The credit principally arose on remeasuring the deferred tax liabilities in respect of intangibles and other assets for the change in the US Federal tax rate from 35% to 21%, resulting in an exceptional tax credit of £363 million ($490 million), which is partially offset by £9 million ($12 million) exceptional tax charge in respect of repatriation of untaxed foreign earnings. In addition, there was a one-off charge of £11 million ($15 million) to other comprehensive income and equity, in respect of the remeasurement of the deferred tax assets on post employment liabilities and share-based incentive plans as a result of applying the provisions of the TCJA.
(v) During 2017 Diageo was in discussions with HMRC to seek clarity on Diageo’s transfer pricing and related issues, and in the first half of the year ending 30 June 2018 a preliminary assessment for diverted profits tax notice was issued. Final charging notices were issued in August 2017 and Diageo paid £107 million in respect of the two years ended 30 June 2016. Diageo agreed in June 2018 with HMRC that diverted profits tax does not apply and at the same time has reached resolution on the transfer pricing issues being discussed. The agreement in respect of transfer pricing covers the period from 1 July 2014 to 30 June 2017 and has resulted in an additional UK tax charge of £143 million. In the year ended 30 June 2018 an additional tax charge of £47 million was recognised in current tax which is based on the approach agreed with HMRC.

(1)
Diageo has launched the “Raising the Bar” programme to support pubs and bars to welcome customers back and recover following the Covid-19 pandemic including a commitment of £100 million (£81 million) over a period of up to two years from July 1, 2020. Due to current uncertainty on the precise nature of the spend, it cannot be determined whether the amounts will be deductible for tax purposes in future periods. As a result, no deferred tax asset has been recognized in respect of the provision at the year ended June 30, 2020.

(c) Taxation rate reconciliation and factors that may affect future tax charges

	2020 £ million	2019 £ million	2018 £ million
Profit before taxation	2,043	4,235	3,740
Notional charge at UK corporation tax rate of 19% (2019 – 19%; 2018 – 19%)	388	805	711
Elimination of notional tax on share of after tax results of associates and joint ventures	(54)	(59)	(58)
Differences in overseas tax rates	53	106	134
Effect of intra-group financing	(13)	(34)	(61)
Non taxable gain on disposals of businesses	—	(3)	—
Step-up gain	(2)	—	—
Other tax rate and tax base differences	(84)	(132)	(109)
Other items not chargeable	(62)	(54)	(79)
Impairment	135	—	16
Non deductible losses on disposal of businesses	6	—	—
Other non deductible exceptional items	—	12	9
Other items not deductible(i)	211	231	238
Changes in tax rates(ii)	45	(54)	(371)
Fair value adjustment in respect of assets held for sale	—	1	—
Adjustments in respect of prior years(iii)	(34)	79	166
Taxation on profit	589	898	596

(i)	Other items not deductible include controlled foreign companies charge, irrecoverable withholding tax and additional state and local taxes.

(ii)
Changes in tax rates for the year ended 30 June 2020 mainly due to the Netherlands, UK, India and Kenya. Changes in tax rates for the year ended 30 June 2019 principally arose from the tax rate change in the Netherlands. Changes in tax rates for the year ended 30 June 2018 was mainly due to the application of the TCJA.

(iii)
Adjustment in respect of prior years for the year ended 30 June 2019 includes £61 million exceptional tax charge in respect of the French tax audit settlement. The £166 million prior year adjustment for the year ended 30 June 2018 is principally in respect of the exceptional tax charge in respect of the UK transfer pricing agreement.

The table above reconciles the notional taxation charge calculated at the UK tax rate, to the actual total tax charge. As a group operating in multiple countries, the actual tax rates applicable to profits in those countries are different from the UK tax rate. The impact is shown in the table above as differences in overseas tax rates. The group’s worldwide business leads to the consideration of a number of important factors which may affect future tax charges, such as: the levels and mix of profitability in different jurisdictions, transfer pricing regulations, tax rates imposed and tax regime reforms, acquisitions, disposals, restructuring activities, and settlements or agreements with tax authorities.

Significant ongoing changes in the international tax environment and an increase in global tax audit activity means that tax uncertainties and associated risks have been gradually increasing. In the medium term, these risks could result in an increase in tax liabilities or adjustments to the carrying value of deferred tax assets and liabilities. See note 18 (h).

The group has a number of ongoing tax audits worldwide for which provisions are recognised based on best estimates and management’s judgements concerning the ultimate outcome of the audit. As at 30 June 2020 the ongoing audits that are provided for individually are not expected to result in a material tax liability. The current tax asset of £190 million (2019 – £83 million) and tax liability of £246 million (2019 – £378 million) includes £189 million (2019 – £251 million) of provisions for tax uncertainties.

(d) Deferred tax assets and liabilities

The amounts of deferred tax accounted for in the consolidated balance sheet comprise the following net deferred tax assets/(liabilities):

	Property, plant and equipment £ million	Intangible assets £ million	Post employment plans £ million	Tax losses £ million	Other temporary differences(i) £ million	Total £ million
At 30 June 2018	(292)	(1,812)	(27)	32	234	(1,865)
Exchange differences	(7)	(47)	2	1	4	(47)
Recognised in income statement – continuing operations	(51)	14	(17)	(14)	28	(40)
Reclassification	(2)	(3)	12	3	(10)	—
Recognised in other comprehensive income and equity	—	—	(8)	5	(1)	(4)
Tax rate change – recognised in income statement	1	51	(1)	2	1	54
Tax rate change – recognised in other comprehensive income and equity	—	—	1	(5)	8	4
Acquisition of subsidiaries	—	(5)	—	—	—	(5)
Transfer to assets held for sale	2	7	—	—	—	9
At 30 June 2019	(349)	(1,795)	(38)	24	264	(1,894)
Exchange differences	—	12	1	(1)	(7)	5
Recognised in income statement – continuing operations	(10)	115	(5)	7	27	134
Reclassification	8	6	—	(3)	(11)	—
Recognised in other comprehensive income and equity	—	(3)	(16)	34	(33)	(18)
Tax rate change – recognised in income statement	11	(52)	2	—	(6)	(45)
Tax rate change – recognised in other comprehensive income and equity	—	—	(16)	—	—	(16)
Acquisition of subsidiaries	—	(19)	—	—	—	(19)
At 30 June 2020	(340)	(1,736)	(72)	61	234	(1,853)

(i)
Deferred tax on other temporary differences includes fair value movement on cross-currency swaps, interest and finance costs, restructuring provisions, share-based payments and intra group sales of products.

After offsetting deferred tax assets and liabilities where appropriate within territories, the net deferred tax liability comprises:

	2020 £ million	2019 £ million
Deferred tax assets	119	138
Deferred tax liabilities	(1,972)	(2,032)
	(1,853)	(1,894)

The deferred tax assets of £119 million includes £66 million (2019 – £60 million) arising in jurisdictions with prior year taxable losses. The majority of the asset is in respect of Ireland, where the amounts arose from timing differences on pension funding payments. It is considered more likely than not that there will be sufficient future taxable profits to realise these deferred tax assets, the majority of which can be carried forward indefinitely.

(e) Unrecognised deferred tax assets

Deferred tax assets have not been recognised in respect of the following tax losses:

	2020 £ million	2019 £ million
Capital losses - indefinite	76	62
Trading losses - indefinite	30	70
Trading losses - expiry dates up to 2029	70	53
	176	185

(f) Unrecognised deferred tax liabilities

UK legislation largely exempts overseas dividends remitted from UK tax. A tax liability is more likely to arise in respect of withholding taxes levied by the overseas jurisdiction. Deferred tax is provided where there is an intention to distribute earnings, and a tax liability arises. It is impractical to estimate the amount of unrecognised deferred tax liabilities in respect of these unremitted earnings.

The aggregate amount of temporary differences in respect of investments in subsidiaries, branches, interests in associates and joint ventures for which deferred tax liabilities have not been recognised is approximately £14.7 billion (2019 – £13 billion). Comparatives were restated to include reclassifications between share premium, retained earnings and investments within the US group.